CONSENT OF COUNSEL


      We hereby consent to the reference to our firm under the caption "Business - Patents" in the Annual Report on Form 10-K of Enzon, Inc. for the fiscal year ended June 30, 1995.



                              /S/LERNER, DAVID, LITTENBERG,
                                    KRUMHOLZ & MENTLIK
September 22, 1995            Lerner, David, Littenberg,
                                         Krumholz & Mentlik








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